Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 10, 2013, amends the Credit Agreement (the “Credit Agreement”) dated as of February 22, 2012 among PHILLIPS 66, a Delaware corporation (the “Borrower”), PHILLIPS 66 COMPANY, a Delaware corporation (the “Initial Guarantor”), the lenders party thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
Preliminary Statement: The parties desire to amend the Credit Agreement to (i) extend the Commitment Termination Date, (ii) reduce the pricing set forth on the Pricing Grid, (iii) increase the aggregate Commitments to $4,500,000,000, (iv) make certain amendments with respect to Phillips 66 Partners LP, and (v) make certain other amendments as provided herein. Therefore, the parties hereto agree as follows:
Defined Terms; References. Unless otherwise defined in this Amendment, each capitalized term used but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the Amendment Effective Date, refer to the Credit Agreement as amended hereby.
I.     AMENDMENT
Effective as of the Amendment Effective Date (as defined in Section 2.1 below), the Credit Agreement is amended as follows:
1.1    Extension of Maturity. The definition of “Commitment Termination Date” in Section 1.1 of the Credit Agreement is amended by deleting “the fifth anniversary of the Closing Date” and replacing it with “June 8, 2018”.
1.2    Reduction of Applicable Margin. The Pricing Grid (the “Existing Pricing Grid”) is deleted and replaced by the Pricing Grid set forth below (the “New Pricing Grid”). The New Pricing Grid shall apply to interest and fees accruing under the Credit Agreement on and after the Amendment Effective Date. The Existing Pricing Grid shall continue to apply to interest and fees accruing under the Credit Agreement before the Amendment Effective Date.

Senior Debt Ratings	Level 1	Level 2	Level 3	Level 4	Level 5
	A or A2 (or above)	A- or A3	BBB+ or Baa1	BBB or Baa2	BBB- or Baa3 (or lower)
Applicable Margin for Eurocurrency Loans	1.000%	1.125%	1.250%	1.375%	1.500%
Applicable Margin for Reference Rate Loans	0.000%	0.125%	0.250%	0.375%	0.500%
Commitment Fee	0.080%	0.100%	0.150%	0.200%	0.250%

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1.3    Amendments to Defined Terms. Section 1.1 (Defined Terms) of the Credit Agreement is amended as follows:
(a)    New Defined Terms. The following defined terms are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:
“First Amendment”: the First Amendment to Credit Agreement dated as of June 10, 2013 by and among the Borrower, the Initial Guarantor, the Administrative Agent, and the Lenders.
“First Amendment Effective Date”: the “Amendment Effective Date” as such term is defined in the First Amendment, which date is June 10, 2013.
“PSXP”: Phillips 66 Partners LP, a Delaware limited partnership.
“PSXP GP”: Phillips 66 Partners GP LLC, a Delaware limited liability company.
“PSXP Drop Down Transactions”: any acquisition by PSXP or its subsidiaries of master limited partnership qualifying assets of the Borrower or any Subsidiary, and all transactions consummated or agreements entered into in connection therewith; provided that (a) such acquisition shall be made for fair value (as reasonably determined by the chief financial officer of the Borrower) and (b) such acquisition is otherwise on terms and conditions that are fair and reasonable to the Borrower and the Subsidiaries, taking into account the totality of the relationship between the Borrower and the Subsidiaries, on the one hand, and PSXP and its subsidiaries, on the other.
“PSXP IPO”: the initial underwritten public offering of Equity Interests in PSXP pursuant to the PSXP Registration Statement.
“PSXP IPO Transactions”: the transactions consummated in connection with the PSXP IPO pursuant to and in accordance with the PSXP Registration Statement.
“PSXP Registration Statement”: the registration statement filed in connection with the PSXP IPO, as amended or supplemented prior to the First Amendment Effective Date, or by any amendment or supplement thereto filed after such date so long as such amendment or supplement (a) is not adverse in any material respect to the interests of the Lenders or (b) is otherwise approved by the Designated Arrangers.
(b)    Amendments to Certain Defined Terms. The following definitions are amended as follows:
(i)    “Commitment”. The definition of “Commitment” is amended as follows: in the proviso thereto, (x) delete “$4,000,000,000” and replace it with “$4,500,000,000”, and (y) delete “$5,000,000,000” and replace it with: “$5,500,000,000”.
(ii)    “Fee Letters”. The definition of “Fee Letters” is amended by adding the following to the end thereof before the period: “and the fee letters dated June 5, 2013, executed by the Borrower in connection with the First Amendment.”

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(iii)    “Material Adverse Effect”. The definition of “Material Adverse Effect” is amended by deleting the period at the end of the such definition and adding the following: “; provided further that, in no event shall the consummation of the PSXP IPO Transactions constitute a Material Adverse Effect.”
(iv)    “Principal Issuing Bank”. The definition of “Principal Issuing Bank” is amended by changing “DNB Bank ASA, Grand Cayman Branch” to “DNB Bank ASA, New York Branch”.
(v)    “Subsidiary”. The last sentence of the definition of “Subsidiary” is amended in its entirety to read as follows: “Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower, provided that upon the consummation of the PSXP IPO, PSXP GP, PSXP and their respective subsidiaries, for so long as PSXP is not wholly owned, directly or indirectly, by the Borrower, in each case shall be deemed not to be Subsidiaries of the Borrower except for purposes of Section 5.6 (provided that, for the avoidance of doubt, the term “Material Adverse Effect” as used in such Section 5.6 shall be determined by reference to the Borrower and the Subsidiaries but, upon the consummation of the PSXP IPO, excluding PSXP GP, PSXP and their respective subsidiaries for so long as PSXP is not wholly owned, directly or indirectly, by the Borrower).”
1.4    Amendment to Section 2.4(c). Section 2.4(c) of the Credit Agreement is amended by changing “$5,000,000,000” to “$5,500,000,000”.
1.5    Amendment to Section 2.21(a) (Extension of Commitment Termination Date). Section 2.21(a) of the Credit Agreement is amended by changing the phrase “anniversary of the Closing Date” to “June 10”.
1.6    Amendment to Article 3 (Representations and Warranties). Article 3 of the Credit Agreement is amended by adding the following new section to the end:
“Section 3.15    PSXP IPO. As of the date of the consummation of the PSXP IPO, upon consummation of the PSXP IPO, no Material Adverse Effect (without giving effect to the second proviso in the definition thereof) shall occur as a result thereof and the consummation of the PSXP IPO Transactions.”
1.7    Amendment to Section 3.11 (Purpose of Loans). Section 3.11 of the Credit Agreement is amended in its entirety to read as follows: “The proceeds of the Loans and the Letters of Credit shall be used for general corporate purposes of the Borrower and its Subsidiaries.”
1.8    Amendment to Section 5.1 (Financial Reporting Requirements). Section 5.1(c)(ii) of the Credit Agreement is amended in its entirety to read as follows:
“(ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.3(a) and Section 6.3(b), and with respect to any financial statements (beginning with the financial statements being delivered with respect to the fiscal quarter ending September 30, 2013) relating to a period that includes any date occurring on or after the consummation of the PSXP IPO, setting forth a reasonably detailed reconciliation of each of the components reflected in such calculations to the corresponding amounts set forth in such financial statements;”

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1.9    Amendment to Section 5.8 (Use of Proceeds). Section 5.8 of the Credit Agreement is amended in its entirety to read as follows: “The proceeds of the Loans and the Letters of Credit will be used for general corporate purposes. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.”
1.10    Amendment to Section 6.4 (Transactions with Affiliates). Section 6.4 of the Credit Agreement is amended by deleting the word “and” at the end of clause (d), deleting the period at the end of clause (e) and adding clauses (f) and (g) as follows:
“(f)    the PSXP IPO Transactions or the PSXP Drop-Down Transactions; and
(g)    transactions entered into with PSXP and its subsidiaries on terms and conditions, taken as a whole, that are fair and reasonable to the Borrower and the Subsidiaries, taking into account the totality of the relationship between the Borrower and the Subsidiaries, on the one hand, and PSXP and its Subsidiaries, on the other.”
1.11    Schedule I (Commitments). Schedule I of the Credit Agreement is amended in its entirety to read as set forth in Annex I attached hereto.
II.     REPRESENTATIONS AND WARRANTIES
Each Loan Party hereby represents and warrants that:
(a)    prior to and after giving effect to this Amendment, the representations and warranties of such Loan Party (other than those representations and warranties that were made only on the Closing Date of the Credit Agreement) set forth in the Credit Agreement are true and correct in all material respects (provided that the foregoing materiality qualifier shall not be applicable to the representations and warranties that are subject to a materiality qualifier in the text thereof);
(b)    this Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as may be limited by general principles of equity, by concepts of reasonableness or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
(c)    prior to and immediately after giving effect to this Amendment, no Default or Event of Default exists on and as of the date hereof.
III.     CONDITIONS TO EFFECTIVENESS
3.1    Effectiveness. This Amendment shall be effective on the date that the following conditions precedent shall have been satisfied (the “Amendment Effective Date”):
(a)    The Administrative Agent shall have received the following, each dated the Amendment Effective Date:

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(i)    counterparts of this Amendment, executed by the Administrative Agent, the Swing Line Lender, each Issuing Bank, each Lender with a Commitment under the Credit Agreement as amended hereby, and each Loan Party;
(ii)    a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying (i) the authorization of such Loan Party to execute each Loan Document to which such Loan Party is party, (ii) the charter, bylaws or other organizational documents of such Loan Party, and (iii) the names and true signatures of the officers executing any Loan Document on behalf of such Loan Party on the Amendment Effective Date, and otherwise in form and substance reasonably satisfactory to the Administrative Agent;
(iii)    favorable written opinions, reasonably satisfactory to the Administrative Agent, of each of Bracewell & Giuliani LLP, counsel to the Loan Parties, and of in-house counsel to the Loan Parties, addressed to the Administrative Agent and the Lenders, covering such matters relating to the Loan Parties and the Loan Documents as the Administrative Agent shall reasonably request; and
(iv)    on or before the date that is five days prior to the Amendment Effective Date (or such later date as the Administrative Agent shall reasonably agree) all documentation and other information required by regulatory authorities with respect to the Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, that has been reasonably requested by the Administrative Agent a reasonable period in advance of the date that is five days prior to the Amendment Effective Date.
(b)    Payment by the Borrower to each Departing Lender (as defined in Section 4.1 below) of unpaid accrued interest, fees and all other amounts payable to such Departing Lender under the Credit Agreement.
(c)    Fees and expenses that are required to be paid by the Borrower pursuant to the Loan Documents on or before the Amendment Effective Date shall have been paid.
Without limiting the generality of the provisions of Section 8.3(c) of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section, each Lender that has signed this Amendment shall be deemed to be satisfied with each document or other matter required hereunder to be satisfactory to such Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.
IV.     REALLOCATION AND INCREASE OF COMMITMENTS
4.1    Reallocation and Increase of Commitments; New Lender(s). The Lenders agree among themselves to reallocate their respective outstanding Loans and Commitments, as set forth on Annex I attached hereto, among other things, (a) permit one or more of the Lenders to increase their respective Commitments under the Credit Agreement (each, an “Increasing Lender”), and (b) allow certain additional Persons who qualify as Purchasing Lenders to become parties to the Credit Agreement, each as a Lender (each, a “New Lender”) by acquiring an interest in the Commitments. In addition, certain Lenders (each, a “Departing Lender”) desire to assign all of their rights and obligations as a Lender under the Credit Agreement to the other Lenders and to no longer be a party to the Credit Agreement.

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4.2    Assignment by Certain Lenders. Each of the Administrative Agent, the Swing Line Lender, the Issuing Banks, and the Borrower consents to (a) the reallocation of the Commitments as set forth on Annex I attached hereto (“Annex I”), (b) the reallocation of the outstanding Loans in accordance with each Lender’s Commitment Percentage as set forth on Annex I, (c) the increase in each Increasing Lender’s Commitment as set forth on Annex I, (d) each Departing Lender’s assignment of its rights and obligations under the Credit Agreement to the Increasing Lenders and the New Lenders, to the extent needed to achieve the Commitment levels set forth on Annex I, and (e) each New Lender’s acquisition of an interest in the Commitments as set forth on Annex I. On the Amendment Effective Date and after giving effect to such reallocation and increase of the Commitments, the Commitment and Commitment Percentage of each Lender shall be as set forth on Annex I and the Commitment of each Departing Lender shall terminate.
4.3    Assignment Terms. The reallocation of the Commitments among the Lenders (including the New Lenders), including the assignment by the Departing Lenders of rights and obligations under the Credit Agreement to the Lenders, shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit D to the Credit Agreement as if such Lenders and the Departing Lenders had executed an Assignment and Assumption with respect to such reallocation. The Administrative Agent hereby waives the processing and recordation fees set forth in Section 9.6(c) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 4.3.
V.     AFFIRMATION AND RATIFICATION
Each Loan Party hereby (a) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall not in any way release, diminish, impair, reduce, or, except as expressly stated herein, otherwise affect its obligations under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, (b) ratifies and affirms its obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party, and (c) acknowledges, renews and extends its continued liability under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party. The Initial Guarantor expressly ratifies the Subsidiary Guarantee and ratifies and confirms that the Subsidiary Guarantee remains in full force and effect, including with respect to the Obligations as amended hereby.
VI.     MISCELLANEOUS
This Amendment and the rights and obligations of the parties under this Amendment shall be governed by and construed and interpreted in accordance with the law of the State of New York. The provisions of Sections 9.10 (Jurisdiction; Venue) and 9.13 (Waiver of Jury Trial) of the Credit Agreement are hereby incorporated by reference. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. Except as otherwise expressly provided by this Amendment, all of the provisions of the Credit Agreement shall remain the same.
[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.
BORROWER:
PHILLIPS 66

By: /s/ Brian R. Wenzel
Name:    Brian R. Wenzel
Title:    Vice President and Treasurer

INITIAL GUARANTOR:
PHILLIPS 66 COMPANY

By: /s/ Brian R. Wenzel
Name:    Brian R. Wenzel
Title:    Vice President and Treasurer

[Signature Page to
First Amendment to Credit Agreement
Phillips 66]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:    /s/ Robert Traband
Name:    Robert Traband
Title:    Managing Director

Signature Page to
First Amendment to Credit Agreement
Phillips 66

THE ROYAL BANK OF SCOTLAND PLC

By:    /s/ Matthew Main
Name:    Matthew Main
Title:    Authorised Signatory

Signature Page to
First Amendment to Credit Agreement
Phillips 66

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:    /s/ Maria Ferradas
Name:    Maria Ferradas
Title:    Vice President

Signature Page to
First Amendment to Credit Agreement
Phillips 66

BANK OF AMERICA, N.A.,
as an Issuing Bank and a Lender

By:    /s/ Alia Qaddumi
Name:    Alia Qaddumi
Title:    Vice President

Signature Page to
First Amendment to Credit Agreement
Phillips 66

CITIBANK, N.A.

By:    /s/ Andrew Sidford
Name:    Andrew Sidford
Title:    Vice President

Signature Page to
First Amendment to Credit Agreement
Phillips 66

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:    /s/ Kevin Buddhdew
Name:    Kevin Buddhdew
Title:    Authorized Signatory

By:    /s/ Michael Spaight
Name:    Michael Spaight
Title:    Authorized Signatory

Signature Page to
First Amendment to Credit Agreement
Phillips 66

DNB BANK ASA, GRAND CAYMAN BRANCH

By:    /s/ Nikolai A. Nachamkin
Name:    Nikolai A. Nachamkim
Title:    Senior Vice President

By:    /s/ Colleen Durkin
Name:    Colleen Durkin
Title:    Senior Vice President

Signature Page to
First Amendment to Credit Agreement
Phillips 66

DNB BANK ASA, NEW YORK BRANCH, as Issuing Bank

By:    /s/ Nikolai A. Nachamkin
Name:    Nikolai A. Nachamkim
Title:    Senior Vice President

By:    /s/ Colleen Durkin
Name:    Colleen Durkin
Title:    Senior Vice President

Signature Page to
First Amendment to Credit Agreement
Phillips 66

ROYAL BANK OF CANADA

By:    /s/ Kristan Spivey
Name:    Kristan Spivey
Title:    Authorized Signatory

Signature Page to
First Amendment to Credit Agreement
Phillips 66

THE BANK OF NOVA SCOTIA

By:    /s/ J. Frazell
Name:    J. Frazell
Title:    Director

Signature Page to
First Amendment to Credit Agreement
Phillips 66

BARCLAYS BANK PLC

By:    /s/ Sreedhar Kona
Name:    Sreedhar Kona
Title:    Vice President

Signature Page to
First Amendment to Credit Agreement
Phillips 66

BNP PARIBAS

By:    /s/ Claudia Zarate
Name:    Claudia Zarate
Title:    Director

By:    /s/ Melissa Balley
Name:    Melissa Balley
Title:    Director

Signature Page to
First Amendment to Credit Agreement
Phillips 66

DEUTSCHE BANK AG NEW YORK BRANCH

By:    /s/ Ming K. Chu
Name:    Ming K. Chu
Title:    Vice President

By:    /s/ Virginia Cosenza
Name:    Virginia Cosenza
Title:    Vice President

Signature Page to
First Amendment to Credit Agreement
Phillips 66

LLOYDS TSB BANK PLC

By:    /s/ Stephen Giacolone
Name:    Stephen Giacolone
Title:    Assistant Vice President – G011

By:    /s/ Karen Welch
Name:    Karen Welch
Title:    Vice President – W011

Signature Page to
First Amendment to Credit Agreement
Phillips 66

MIZUHO CORPORATE BANK, LTD.

By:    /s/ Leon Mo
Name:    Leon Mo
Title:    Authorized Signatory

Signature Page to
First Amendment to Credit Agreement
Phillips 66

PNC BANK, NATIONAL ASSOCIATION

By:    /s/ M. Colin Warman
Name:    M. Colin Warman
Title:    Vice President

Signature Page to
First Amendment to Credit Agreement
Phillips 66

SUMITOMO MITSUI BANKING CORPORATION

By:    /s/ James D. Weinstein
Name:    James D. Weinstein
Title:    Managing Director

Signature Page to
First Amendment to Credit Agreement
Phillips 66

BAYERISCHE LANDESBANK, NEW YORK BRANCH

By:    /s/ Rolf Siebert
Name:    Rolf Siebert
Title:    Senior Vice President

By:    /s/ Varbin Staykoff
Name:    Varbin Staykoff
Title:    First Vice President

Signature Page to
First Amendment to Credit Agreement
Phillips 66

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:    /s/ Barbara Stacks
Name:    Barbara Stacks
Title:    Vice President

By:    /s/ Kelly Goudge
Name:    Kelly Goudge
Title:    Assistant Vice President

Signature Page to
First Amendment to Credit Agreement
Phillips 66

EXPORT DEVELOPMENT CANADA

By:    /s/ Nathan Nelson
Name:    Nathan Nelson
Title:    Financing Manager

By:    /s/ Christiane de Billy
Name:    Christiane de Billy
Title:    Senior Financing Manager

Signature Page to
First Amendment to Credit Agreement
Phillips 66

MORGAN STANLEY BANK, N.A.

By:    /s/ Kelly Chin
Name:    Kelly Chin
Title:    Authorized Signatory

Signature Page to
First Amendment to Credit Agreement
Phillips 66

SOCIETE GENERALE

By:    /s/ Diego Medina
Name:    Diego Medina
Title:    Director

Signature Page to
First Amendment to Credit Agreement
Phillips 66

U.S. BANK NATIONAL ASSOCIATION

By:    /s/ John Prigge
Name:    John Prigge
Title:    Vice President

Signature Page to
First Amendment to Credit Agreement
Phillips 66

UNICREDIT BANK AG, NEW YORK BRANCH

By:    /s/ Thomas Dusch
Name:    Thomas Dusch
Title:    Managing Director

By:    /s/ Pranav Surendranath
Name:    Pranav Surendranath
Title:    Vice President

Signature Page to
First Amendment to Credit Agreement
Phillips 66

THE BANK OF NEW YORK MELLON

By:    /s/ Hussam S. Alsahiani
Name:    Hussam S. Alsahiani
Title:    Vice President

Signature Page to
First Amendment to Credit Agreement
Phillips 66

COMPASS BANK

By:    /s/ Alex Mayral
Name:    Alex Mayral
Title:    Executive Director

Signature Page to
First Amendment to Credit Agreement
Phillips 66

ABU DHABI INTERNATIONAL BANK N.V.

By:    /s/ David Young
Name:    David Young
Title:    Vice President

By:    /s/ William Ghazar
Name:    William Ghazar
Title:    Senior Vice President

Signature Page to
First Amendment to Credit Agreement
Phillips 66

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK

By:    /s/ Page Dillehunt
Name:    Page Dillehunt
Title:    Managing Director

By:    /s/ Sharada Manne
Name:    Sharada Manne
Title:    Managing Director

Signature Page to
First Amendment to Credit Agreement
Phillips 66

INTESA SANPAOLO S.p.A.

By:    /s/ Glen Binder
Name:    Glen Binder
Title:    Vice President

By:    /s/ Francesco Di Mario
Name:    Francesco Di Mario
Title:    First Vice President & Head of Credit

Signature Page to
First Amendment to Credit Agreement
Phillips 66

THE NORTHERN TRUST COMPANY

By:    /s/ Keith Burson
Name:    Keith Burson
Title:    Vice President

Signature Page to
First Amendment to Credit Agreement
Phillips 66

COMERICA BANK

By:    /s/ L.J. Perenyi
Name:    L.J. Perenyi
Title:    Vice President

Signature Page to
First Amendment to Credit Agreement
Phillips 66

UMB BANK, n.a.

By:    /s/ S. Scott Heady
Name:    S. Scott Heady
Title:    Senior Vice President

Signature Page to
First Amendment to Credit Agreement
Phillips 66

CHANG HWA COMMERCIAL BANK, LTD.,
NEW YORK BRANCH

By:    /s/ Eric Y.S. Tsai
Name:    Eric Y.S. Tsai
Title:    Vice President & General Manager

Signature Page to
First Amendment to Credit Agreement
Phillips 66

NATIONAL BANK OF KUWAIT SAK
GRAND CAYMAN BRANCH

By:    /s/ Wendy Wanninger
Name:    Wendy Wanninger
Title:    Executive Manager

By:    /s/ Arlette Kittaneh
Name:    Arlette Kittaneh
Title:    Executive Manager

Signature Page to
First Amendment to Credit Agreement
Phillips 66

TAIWAN COOPERATIVE BANK CO., LTD., acting through its Los Angeles Branch

By:    /s/ Li-Hua Huang
Name:    Li-Hua Huang
Title:    VP & General Manager

Signature Page to
First Amendment to Credit Agreement
Phillips 66

BANK OF COMMUNICATIONS CO., LTD.,
NEW YORK BRANCH

By:    /s/ Shelley He
Name:    Shelley He
Title:    Deputy General Manager

Signature Page to
First Amendment to Credit Agreement
Phillips 66

ANNEX I
SCHEDULE I
COMMITMENTS

Lender	Commitment
The Royal Bank of Scotland plc	$250,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$250,000,000.00
Bank of America, N.A	$250,000,000.00
Citibank, N.A.	$250,000,000.00
Credit Suisse AG, Cayman Islands Branch	$250,000,000.00
DNB Bank ASA, Grand Cayman Branch	$250,000,000.00
JPMorgan Chase Bank, N.A.	$250,000,000.00
Royal Bank of Canada	$250,000,000.00
The Bank of Nova Scotia	$170,000,000.00
Barclays Bank PLC	$170,000,000.00
BNP Paribas	$170,000,000.00
Deutsche Bank AG New York Branch	$170,000,000.00
Lloyds TSB Bank plc	$170,000,000.00
Mizuho Corporate Bank, Ltd.	$170,000,000.00
PNC Bank, National Association	$170,000,000.00
Sumitomo Mitsui Banking Corporation	$170,000,000.00
Bayerische Landesbank, New York Branch	$100,000,000.00
Commerzbank AG, New York and Grand Cayman Branches	$100,000,000.00
Export Development Canada	$100,000,000.00
Morgan Stanley Bank, N.A.	$100,000,000.00
Société Générale	$100,000,000.00
U.S. Bank National Association	$100,000,000.00
UniCredit Bank AG, New York Branch	$100,000,000.00
The Bank of New York Mellon	$75,000,000.00
Compass Bank	$57,000,000.00
Abu Dhabi International Bank N.V.	$50,000,000.00
Crédit Agricole Corporate & Investment Bank	$50,000,000.00
Intesa Sanpaolo S.p.A.	$50,000,000.00
The Northern Trust Company	$50,000,000.00
Comerica Bank	$29,000,000.00
UMB Bank, n.a.	$25,000,000.00
Chang Hwa Commercial Bank, LTD., New York Branch	$14,000,000.00
National Bank of Kuwait SAK Grand Cayman Branch	$14,000,000.00
Taiwan Cooperative Bank Co., Ltd. (LA)	$14,000,000.00
Bank of Communications Co., Ltd., New York Branch	$12,000,000.00
$4,500,000,000.00

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